UNITED STATES SECURITIES AND EXCHANGE COMMISSION
FORM 8-K CURRENT REPORT

Filed with the U. S. Securities and Exchange Commission
Pursuant to the Registrant's Obligations under Section 15-d
of the Securities Exchange Act of 1934

For the Period Ended: April 9, 2005

(Date of Earliest Transaction Associated with
Events Disclosed in this Report: April 5, 2005)

Filing Date of this Report: August 16, 2007

Montana Acquisition Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-46174	14-1824753
(State of Incorporation)	(Commission File Number)	(Federal Employer I.D. No.)

None
(Street Address of Principal Executive Office)

Mailing Address:
c/o Hudson Companies Group Operations
Post Office Box 202
Wyoming, New York 14591-0202

(585) 495-6914
(Registrant’s Telephone Number Including Area Code)
Telecopier (585) 495-6914

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.
ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

- ADVICE OF CORPORATE ACTIONS BY WRITTEN CONSENT -

THE SHAREHOLDER AND CORPORATE ACTIONS DESCRIBED IN THIS REPORT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U. S. SECURITIES AND EXCHANGE COMMISSION. FURTHER, THE COMMISSION HAS NOT PASSED UPON THE FAIRNESS OR MERITS NEITHER OF THE SUBJECT SHAREHOLDER ACTIONS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     On April 6, 2005, our President executed and delivered an engagement letter to Michael T. Studer, C. P. A., P. C. of Freeport, New York, which was intended to serve as our principal certifying accountant. The Studer firm's engagement was subject to the approval by our Board of Directors and by our shareholders. On April 7, 2005, our Board of Directors, by their unanimous action by written consent in lieu of a meeting, approved the engagement of the Studer firm to serve as our new principal certifying accountant. On April 8, 2005, our principal stockholder, Randolph S. Hudson, effected a corporate action by written consent, whereby, among other things, he nominated, elected, and appointed the Studer firm to serve as our principal certifying accountant. (We are annexing a copy of the Studer firm's engagement letter as Exhibit 99.1 hereto.)

     Initially, as the principal terms of its engagement, the Studer Firm was engaged (a) to perform a review of our quarterly reports, each to be filed on Form 10-QSB, for the quarterly periods from March 31, 2002 to March 31, 2005 and in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants, and, (b) to audit our financial statements for the annual periods ended December 31, 2001, December 31, 2002, December 31, 2003, and December 31, 2004, for the purpose of expressing opinions thereon, respectively. The Studer Firm acknowledged its responsibility for performing each audit in accordance with the standards established by the Public Company Accounting Oversight Board and as is stated in its engagement letter. Thereafter its completion of those tasks, it was our understanding the Studer Firm would continue in its capacity as our principal certifying accountant until it would be voluntarily or involuntarily terminated, until it would resign, unless it would not stand for reelection (unless called upon to do so), or unless it would be removed or otherwise incapable of fulfilling its obligations by a determination by operation of law.

     Under the terms of its engagement, the Studer Firm will express reliance on our management in terms of the statements of financial condition presented to it with a view to its review or audit thereof. Our senior executive management, presumably, our Chief Financial Officer, will be responsible for preparing or overseeing the preparation of all such statements of financial condition. Accordingly, we must provide the Studer Firm with a representation letter for each reviewed or audited financial statement.

     On the date of its engagement, the Studer Firm did not express any views, in writing or otherwise, with regard to its engagement by or the scope of its work it will be performing for us.

     On or before the date we engaged the Studer firm, we did not consult with or solicit the views of our former accountant, Arthur Place & Company, P. C., of Albany, New York, in regard to the Studer firm's engagement or its then future responsibilities to us.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

D. Exhibits.

     The following table lists the exhibit that we are annexing to this report. We consider the following exhibit "filed" for purposes of Section 18 of the Securities Exchange Act.

Exhibit No.	Description of Exhibit

99.1	Letter of Engagement of Michael T. Studer, C. P. A., P. C by Montana Acquisition Corporation

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: August 16, 2007
By Order of the Board of Directors of Montana Acquisition Corporation:

Randolph S. Hudson
Chairman of the Board
President
Chief Executive Officer